                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) August 7, 2003


                             BARR LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)





          New York                     1-9860              22-1927534

(State or other jurisdiction        (Commission           (IRS Employer
     of  incorporation)             File Number)        Identification No.)


400 Chestnut Ridge Road, Woodcliff Lake, New Jersey       07677-7604

   (Address of principal executive offices)               (Zip code)


                                 (201) 930-3300

              (Registrant's telephone number, including area code)
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Item 12.    Results of Operations and Financial Condition.

On August 7, 2003, Barr Laboratories, Inc. (the "Company") issued a press release announcing results for the three and twelve months ended June 30, 2003. A copy of the release is attached hereto as Exhibit 99.0 and is incorporated herein by reference.

The Company hosted a conference call and webcast at 8:30 a.m. Eastern time on August 7, 2003 to discuss the results. A replay of the conference call will be available from 12 p.m. Eastern time on August 7th through 11:59 p.m. Eastern time on August 9th, and can be accessed by dialing (800) 475-6701 in the United States or (320) 365-3844 internationally and using the access code 694313. A replay of the webcast is available on the Company's website at www.barrlabs.com, Investor Relations / Calendar of Events section.

Exhibit Number         Exhibit
--------------         -------

      99.0             Barr Laboratories, Inc. August 7, 2003 earnings release

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BARR LABORATORIES, INC.

Date:  August 7, 2003                 /s/ William T. McKee
                                      ------------------------------------------
                                      William T. McKee
                                      Senior Vice President, Chief Financial
                                      Officer, and Treasurer